SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - May 25, 2004

                     MICRO INTERCONNECT TECHNOLOGY, INC.
           (Exact name of Registrant as specified in its charter)


            Nevada                       333-52721            02-0497440
(State or other jurisdiction of        (Commission        (I.R.S. Employer
           incorporation)               File Number)    Identification Number)

                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                                 (772) 231-5947
                (Issuer's facsimile number, including area code)

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements Forward-looking statements, which


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involve  assumptions  and describe the Company's  future plans,  strategies  and expectations, are generally identifiable by use of the words "may,"` "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5. Other Events and Regulation FD Disclosure.

      On May 25, 2004, Micro Interconnect Technology, Inc., a Nevada corporation, ("MITR") entered into a Letter of Intent pursuant to which it agreed to acquire all of the issued and outstanding common shares of Lanbo Financial Investment Group Co., Ltd ("Lanbo") in exchange for MITR's issuance to the shareholders of Lanbo of common shares of MITR representing 94% of the issued and outstanding common shares of MITR after giving effect to the acquisition. At the close of the transaction, it is contemplated that a new Board of Directors will be designated by the Lanbo shareholders and that the Board will include for a period of one (1) year following the Closing, a person designated by the current principal shareholder of MITR. MITR's acquisition of Lanbo is subject to the negotiation and execution of a definitive acquisition agreement. No assurance can be given that the parties will be able to satisfy the conditions precedent to the transaction.

      Lanbo focuses on the acquisition of state owned businesses in the People's Republic of China with the intent of continuing the operation of these enterprises as private ventures. In 2000, Lanbo acquired Xi'an Xinxing Real Estate Development Co., Ltd, a state owned business, which it now manages as a privately owned entity. Lanbo intends to concentrate on the acquisition of additional state owned businesses, which are primarily engaged in manufacturing, pharmaceuticals and infrastructure.

ITEM 7. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

       Not Applicable

(b)  Pro forma financial information.

       Not Applicable

(c)  Exhibits. None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Micro Interconnect Technology, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MIRCO INTERCONNECT TECHNOLOGY, INC.

June __, 2004

By: /s/ Kevin R. Keating
   -----------------------------------------------
    Kevin R. Keating, President and Sole Director